EXHIBIT 99.1

Canadian Derivatives Clearing Corporation
(Options as of September 30, 2014)

*Symbols marked with an asterisk (*) indicate long-term options available for trading.

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
BMO S&P/TSX Equal Weight Banks Index ETF	ZEB	ZEB
Horizons BetaPro NYMEX Crude Oil Bear Plus ETF	HOD	HOD
Horizons BetaPro NYMEX Crude Oil Bull Plus ETF	HOU	HOU
Horizons BetaPro NYMEX Natural Gas Bear Plus ETF	HND	HND
Horizons BetaPro NYMEX Natural Gas Bull Plus ETF	HNU	HNU
Horizons BetaPro S&P/TSX 60 Bear Plus ETF	HXD	HXD
Horizons BetaPro S&P/TSX 60 Bull Plus ETF	HXU	HXU
Horizons BetaPro S&P/TSX 60 Index ETF	HXT	HXT
Horizons BetaPro S&P/TSX 60 Inverse ETF	HIX	HIX
Horizons BetaPro S&P/TSX Capped Energy Bear Plus ETF	HED	HED
Horizons BetaPro S&P/TSX Capped Energy Bear Plus ETF	HED1	HED1
Horizons BetaPro S&P/TSX Capped Energy Bull Plus ETF	HEU	HEU
Horizons BetaPro S&P/TSX Capped Financials Bear Plus ETF	HFD	HFD
Horizons BetaPro S&P/TSX Capped Financials Bear Plus ETF	HFD1	HFD1
Horizons BetaPro S&P/TSX Capped Financials Bull Plus ETF	HFU	HFU
Horizons BetaPro S&P/TSX Global Gold Bear Plus ETF	HGD	HGD
Horizons BetaPro S&P/TSX Global Gold Bull Plus ETF	HGU	HGU
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares Gold Bullion ETF	CGL	CGL
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU *	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG *	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN *	XFN

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
iShares S&P/TSX Capped Information Technology Index ETF	XIT	XIT
iShares S&P/TSX Capped Materials Index ETF	XMA	XMA
iShares S&P/TSX Global Gold Index ETF	XGD *	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
S&P/TSX 60 Index Options	SXO *	TX60

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM	AEM
Agrium Inc.	AGU *	AGU
Alacer Gold Corp.	ASR	ASR
Alamos Gold Inc.	AGI	AGI
Alexco Resource Corp.	AXR	AXR
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc., Cl. B	ATD	ATD.B
Allied Nevada Gold Corp.	ANV	ANV
Allied Properties Real Estate Investment Trust	AP	AP u
AltaGas Ltd.	ALA	ALA
Amaya Gaming Group Inc.	AYA	AYA
ARC Resources Ltd.	ARX *	ARX
Argonaut Gold Inc.	AR	AR
Artis Real Estate Investment Trust	AX	AX u
Asanko Gold Inc.	AKG	AKG
ATCO Ltd.	ACO	ACO.X
Athabasca Oil Sands Corp.	ATH *	ATH
Atlantic Power Corporation	ATP	ATP
ATS Automation Tooling Systems Inc.	ATA	ATA
Augusta Resource Corporation	AZC	AZC
AuriCo Gold Inc.	AUQ	AUQ
Aurora Oil & Gas Limited	AEF1	AEF1
AutoCanada Inc.	ACQ	ACQ

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Avigilon Corporation	AVO	AVO
Badger Daylighting Ltd.	BAD	BAD
Bank of Montreal	BMO *	BMO
Bank of Nova Scotia (The)	BNS *	BNS
Bankers Petroleum Ltd.	BNK	BNK
Barrick Gold Corporation	ABX *	ABX
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE *	BCE
Bell Aliant Inc.	BA	BA
Bellatrix Exploration Ltd.	BXE	BXE
Birchcliff Energy Limited	BIR	BIR
Black Diamond Group Limited	BDI	BDI
BlackBerry Limited	BB *	BB
BlackPearl Resources Inc.	PXX	PXX
Boardwalk Real Estate Investment Trust	BEI	BEIu
Bombardier Inc., Cl. B	BBD *	BBD.B
Bonavista Energy Corporation	BNP	BNP
Brookfield Asset Man. Inc., Cl. A	BAM	BAM.A
Brookfield Infrastructure Partner L.P.	BIP	BIPu
Brookfield Property Partners L.P.	BPY	BPYu
Brookfield Property Partners L.P.	BPY1	BPY1
Brookfield Renewable Energy Partners L.P.	BEP	BEPu
Brookfield Residential Property Inc.	BRP	BRP
CAE Inc.	CAE	CAE
Calfrac Well Services Ltd.	CFW	CFW
Calloway Real Estate Investment Trust	CWT	CWTu
Cameco Corporation	CCO *	CCO
Canaccord Genuity Group Inc.	CF	CF
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Energy Services & Technology Corp.	CEU	CEU
Canadian Imperial Bank of Commerce	CM *	CM
Canadian National Railway Company	CNR *	CNR
Canadian Natural Resources Limited	CNQ *	CNQ
Canadian Oil Sands Trust	COS *	COS

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Canadian Pacific Railway Limited	CP	CP
Canadian Real Estate Investment Trust	REF	REFu
Canadian Tire Corporation Limited, Cl. B	CTC	CTC.A
Canadian Utilities	CU	CU
Canadian Western Bank	CWB	CWB
Canexus Corporation	CUS	CUS
Canfor Corporation	CFP	CFP
Canfor Pulp Products Inc.	CFX	CFX
Canyon Services Group Inc.	FRC	FRC
Capital Power Corporation	CPX	CPX
Capstone Mining Corp.	CS	CS
Cascades Inc.	CAS	CAS
Catamaran Corporation	CCT	CCT
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE *	CVE
Centerra Gold Inc.	CG *	CG
CGI Inc. (Group), Cl. A	GIB *	GIB.A
Chartwell Retirement Residences	CSH	CSHu
China Gold International Resources Corp. Ltd	CGG	CGG
CI Financial Inc.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Cable Inc.	CCA	CCA
Cominar Real Estate Investment Trust	CUF	CUFu
Continental Gold Limited	CNL	CNL
Copper Mountain Mining Corporation	CUM	CUM
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Cott Corp.	BCB	BCB
Crescent Point Energy Corp.	CPG *	CPG
Crew Energy Incorporated	CR	CR
Detour Gold Corp.	DGC	DGC
DH Corporation	DH	DH
Dollarama Inc.	DOL	DOL
Dominion Diamond Corporation	DDC	DDC
Domtar Corporation	UFS	UFS

Equity options Name of underlying instrument	Option symbol	Underlying symbol
DragonWave Inc.	DWI	DWI
Dream Global Real Estate Investment	DRG	DRGu
Dream Office Real Estate Investment Trust	D	D u
Dundee Corporation, Cl. A	DC	DC .A
Dundee Precious Metals Inc.	DPM	DPM
Eldorado Gold Corp.	ELD *	ELD
Element Financial Corporation	EFN	EFN
Emera Inc.	EMA *	EMA
Empire Co Ltd	EMP	EMP.A
Enbridge Inc.	ENB *	ENB
Enbridge Income Fund Holdings Inc.	ENF	ENF
EnCana Corporation	ECA *	ECA
Endeavour Silver Corp.	EDR	EDR
Enerflex Ltd.	EFX	EFX
Enerplus Resources Fund	ERF	ERF
Ensign Energy Services Inc.	ESI	ESI
Extendicare Inc.	EXE	EXE
Finning International Inc.	FTT	FTT
First Capital Realty Inc.	FCR	FCR
First Majestic Silver Corp.	FR	FR
First Quantum Minerals	FM *	FM
FirstService Corporation	FSV	FSV
Fortis Inc.	FTS *	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco Nevada	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Gabriel Resources Ltd.	GBU	GBU
Genworth MI Canada Inc.	MIC *	MIC
George Weston Limited	WN	WN
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
GMP Capital Inc.	GMP	GMP
Goldcorp Inc.	G *	G
Gran Tierra Energy Inc.	GTE	GTE

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Granite Real Estate Inc.	GRT	GRTu
Great Canadian Gaming Corporation	GC	GC
Great-West Lifeco Inc.	GWO	GWO
Groupe Aeroplan Inc.	AIM	AIM
Guyana Goldfields Inc.	GUY	GUY
H&R Real Estate Investment Trust	HR	HR u
HBM1	HBM1	HBM1
Home Capital Group Inc.	HCG	HCG
Horizon North Logistics Inc.	HNL	HNL
HudBay Minerals Inc.	HBM	HBM
Hudson's Bay Company	HBC	HBC
Husky Energy Inc.	HSE *	HSE
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
IMAX Corporation	IMX	IMX
Imperial Oil Limited	IMO *	IMO
Industrial Alliance Insurance and Financial Services Inc.	IAG	IAG
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC
Inter Pipeline Fund	IPL	IPL
Intertape Polymer Group Inc.	ITP	ITP
Just Energy Group Inc.	JE	JE
Kelt Exploration Ltd.	KEL	KEL
Keyera Corp.	KEY	KEY
Kinross Gold Corporation	K *	K
Kirkland Lake Gold Inc.	KGI	KGI
Labrador Iron Ore Royalty Corporation	LIF	LIF
Legacy Oil + Gas Inc.	LEG	LEG
Lightstream Resources Ltd.	LTS *	LTS
Linamar Corporation	LNR	LNR
Loblaw Companies Ltd.	L	L
Loblaw Companies Ltd.	L1 *	L1
Long Run Exploration Ltd.	LRE	LRE
Lundin Mining Corp.	LUN *	LUN

Equity options Name of underlying instrument	Option symbol	Underlying symbol
MacDonald, Dettwiler and Associates Ltd.	MDA	MDA
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manitoba Telecom Services Inc.	MBT	MBT
Manulife Financial Corporation	MFC *	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE
MEG Energy Corp.	MEG	MEG
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Migao Corporation	MGO	MGO
Mitel Networks Corporation	MNW	MNW
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA *	NA
Nevsun Resources Ltd.	NSU	NSU
New Gold Inc.	NGD	NGD
Nexen Inc.	NXY1	NXY1
Niko Resources Ltd.	NKO	NKO
Norbord Inc.	NBD	NBD
Nordion Inc.	NDN1	NDN1
North American Palladium Ltd.	PDL	PDL
Northern Dynasty Minerals Ltd.	NDM	NDM
Northland Power Inc.	NPI	NPI
NovaGold Resources Inc.	NG	NG
NuVista Energy Limited	NVA	NVA
Onex Corp.	OCX	OCX
Open Text Corp	OTC	OTC
Osisko Mining Corp.	OSK1 *	OSK1
Pacific Rubiales Energy	PRE *	PRE
Painted Pony Petroleum Ltd.	PPY	PPY
Pan American Silver Corporation	PAA	PAA
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Parkland Fuel Corporation	PKI	PKI
Pason Systems Inc.	PSI	PSI
Pembina Pipeline Corporation	PPL	PPL
Pengrowth Energy Trust	PGF	PGF
Penn West Energy Trust	PWT *	PWT
Peyto Exploration & Development Corp.	PEY	PEY
Potash Corporation of Saskatchewan	POT *	POT
Power Corporation of Canada	POW	POW
Power Financial Corporation	PWF	PWF
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Trust	PD	PD
Premier Gold Mines Limited	PG	PG
Pretium Resources Inc.	PVG	PVG
Primero Mining Corp.	P	P
Progressive Waste Solutions Ltd.	BIN	BIN
Quebecor Inc., Cl. B	QBR	QBR.B
Raging River Exploration Inc.	RRX	RRX
Rare Element Resources Ltd.	RES	RES
Resolute Forest Products Inc.	RFP	RFP
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI *	RCI.B
Rona Inc.	RON	RON
Royal Bank of Canada	RY *	RY
Royal Gold, Inc.	RGL	RGL
Rubicon Minerals Corp.	RMX	RMX
Russel Metals Inc.	RUS	RUS
Sabina Gold & Silver Corp.	SBB	SBB
Sandstorm Gold Ltd.	SSL	SSL
Saputo	SAP	SAP
Savanna Energy Services Corp.	SVY	SVY
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
SEMAFO INC.	SMF	SMF

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Shaw Communications Inc., Cl. B	SJR *	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL
Sherritt International Corporation	S	S
Sierra Wireless Inc.	SW	SW
Silver Standard Resources Inc.	SSO	SSO
Silver Wheaton Corp.	SLW	SLW
Silvercorp Metals Inc.	SVM	SVM
SNC-Lavalin Group Inc.	SNC	SNC
SouthGobi Resources Ltd.	SGQ	SGQ
Sprott Resource Corp.	SCP	SCP
Stantec Inc.	STN	STN
Student Transportation Inc.	STB	STB
Sun Life Financial	SLF *	SLF
Suncor Energy Inc.	SU *	SU
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Surge Energy Inc.	SGY	SGY
Tahoe Resources Inc.	THO	THO
Talisman Energy Inc.	TLM *	TLM
Tanzanian Royalty Exploration Corporation	TNX	TNX
Taseko Mines Limited	TKO	TKO
Teck Resources Limited., Cl. B	TCK *	TCK.B
TELUS Corporation	T *	T
Tembec Inc.	TMB	TMB
The Jean Coutu Group (PJC) Inc., Cl. A	PJC	PJC.A
Thompson Creek Metals Company Inc.	TCM	TCM
Thomson Reuters Corporation	TRI *	TRI
Tim Hortons	THI	THI
TMX Group Limited	X	X
TORC Oil & Gas Ltd.	TOG	TOG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD *	TD
Tourmaline Oil Corp.	TOU	TOU
Tourmaline Oil Corp.	TOU1	TOU1

Equity options Name of underlying instrument	Option symbol	Underlying symbol
TransAlta Corporation	TA *	TA
TransCanada Corporation	TRP *	TRP
Transcontinental Inc., Cl. A	TCL	TCL.A
TransForce Inc.	TFI	TFI
TransGlobe Energy Corporation	TGL	TGL
Trican Well Services Inc.	TCW *	TCW
Tricon Capital Group Inc.	TCN	TCN
Trilogy Energy Corp.	TET	TET
Trinidad Drilling Ltd.	TDG	TDG
Turquoise Hill Resources Ltd.	TRQ	TRQ
Uranium Participation Corp.	U	U
Valeant Pharmaceuticals International, Inc.	VRX	VRX
Veresen Inc.	VSN	VSN
Vermilion Energy Inc.	VET	VET
Wajax Corporation	WJX	WJX
West Fraser Timber Co. Ltd.	WFT	WFT
Western Energy Services Corp.	WRG	WRG
WestJet Airlines Ltd.	WJA	WJA
Westport Innovations Inc.	WPT	WPT
Westshore Terminals Investment Corporation	WTE	WTE
Whitecap Resources Inc.	WCP	WCP
Wi-LAN Inc.	WIN	WIN
WSP Global Inc.	WSP	WSP
Yamana Gold Inc.	YRI *	YRI